SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  April  7, 2005


                             PRIME COMPANIES, INC.
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            (Exact name of registrant as specified in its charter)


                Delaware                          52-2031531
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            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        409 Center Street, Yuba City, CA                        95991
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       (Address of principal executive offices)                (Zip Code)


                                (530) 755-3580
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             (Registrant's telephone number, including area code)


Item 8. Other Events

     On April 1, 2005, Prime Companies, Inc. ("Prime") entered into an Agreement with Computer Resource Technologies, Inc., ("CRT") formerly a wholly owned subsidiary of Prime, wherein CRT granted Nacc-Tel Corp. ("Nacc-Tel"), a wholly owned subsidiary of Prime, the exclusive right to market CRT products in markets not presently being served by CRT in the states of Oregon, Washington, Idaho, California, Arizona, Montana, and Nevada.

     As part of the Agreement, Nacc-Tel will establish a presence in the Phoenix, Arizona area by June 16, 2005 to market CRT products in that market.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

                                   PRIME COMPANIES, INC.
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                                   (Registrant)


                                   /s/ Stephen Goodman
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                                   Stephen Goodman
                                   Chief Financial Officer

Date:       April 7, 2005